Exhibit 99.1

MISTRAS Group, Inc. Enters into Definitive Agreement to Be Acquired by H.I.G. Capital for $20.35 Per Share in Cash

PRINCETON JUNCTION, NJ – SEPTEMBER, 18, 2026 – MISTRAS Group, Inc. (NYSE: MG) (“MISTRAS” or the “Company”), a global leader in technology-enabled industrial asset integrity and laboratory testing solutions, today announced that it had entered into a definitive agreement to be acquired by affiliates of H.I.G. Capital (“H.I.G.”), a leading global alternative investment firm with $75 billion of capital under management, in an all-cash transaction, representing an enterprise value of approximately $866 million, including outstanding debt.

Under the terms of the agreement, MISTRAS stockholders will receive $20.35 per share in cash for each share of common stock they own. The purchase price represents a premium of approximately 8% and 13% to the Company's 30 and 90-day volume-weighted average share price, respectively, for the period ended September 17, 2026. In addition, the purchase price is inclusive of 61% price appreciation since December 31, 2025.

“Upon completion of the transaction, the agreement with H.I.G. would deliver immediate and certain cash value to stockholders,” said Manuel N. Stamatakis, Executive Chairman of MISTRAS’ Board of Directors. “Following extensive engagement with H.I.G., the Board is confident that this agreement is in the best interests of our stockholders and our Company. With H.I.G.’s partnership and support, we believe MISTRAS will be even better positioned to build on the momentum our teams have been delivering through their focus on execution and operational excellence.”

“We are pleased to reach this exciting milestone in our company’s journey to become a leading integrated integrity and testing platform,” said Natalia Shuman, President and Chief Executive Officer of MISTRAS. “H.I.G.’s confidence in our business validates the work we have done through our Vision2030 transformation to deepen the ways we serve our existing customers, expand into new, high-growth end markets and drive efficiency across our organization. We have created significant value through strong execution and we are excited to crystallize that value and work with H.I.G. to continue to invest in our people, drive innovation across our portfolio and broaden our reach to help more customers protect and maintain critical assets.”

“We are very excited by the success achieved by Natalia and the MISTRAS team,” said Matt Gullen, Managing Director at H.I.G. “Through our experience partnering with industrial services businesses, we have developed a deep appreciation for the technical expertise, reliability and customer focus required to support mission-critical operations. MISTRAS has built an impressive platform supported by a highly skilled workforce and longstanding customer relationships, and we look forward to bringing H.I.G.’s experience and resources to support the Company’s next phase of growth.”

Transaction Details

The Company’s Board of Directors has unanimously approved the transaction, which is expected to close in late 2026 or early 2027, subject to customary closing conditions, including approval by the Company’s stockholders and the receipt of required regulatory approvals.

H.I.G. affiliates have entered into voting and support agreements with holders of approximately 31% of the Company’s common stock, under which these stockholders have agreed to vote all owned shares in favor of the transaction.

The definitive agreement includes a 40-day “go-shop” period expiring at 11:59 p.m. Eastern Time on October 27, 2026, during which time the Company’s Board of Directors, with the assistance of its financial advisor Baird, are permitted to actively initiate, solicit and consider alternative acquisition proposals from third parties. The Company will have the right to terminate the H.I.G. agreement to enter into a superior proposal subject to payment of a termination fee to H.I.G. affiliates and other terms and conditions of such agreement. There can be no assurance that this "go-shop" process will result in a superior proposal or that any other transaction will be approved or completed. The Company does not intend to disclose developments with respect to the go-shop process unless and until its Board of Directors determines such disclosure is required or is otherwise appropriate.

Upon completion of the transaction, the Company’s common stock will no longer be listed on the New York Stock Exchange.

Advisors

Baird is serving as financial advisor to the Company, and Morgan, Lewis & Bockius LLP and Troutman Pepper Locke LLP are serving as legal counsel to the Company.

Texas Capital Securities is serving as financial advisor to H.I.G., and Kirkland & Ellis LLP is serving as legal counsel to H.I.G.

About MISTRAS Group, Inc.
MISTRAS Group, Inc. (NYSE: MG) is a global leader in technology-enabled industrial asset integrity and laboratory testing solutions, serving critical strategic markets including oil & gas, aerospace & defense, industrials, power generation & transmission, infrastructure, engineering, and research. MISTRAS Group provides a diversified portfolio of products and services, ranging from advanced non-destructive testing and pipeline inspections to real-time condition monitoring, maintenance planning, and specialized engineering, powered by a proprietary management software suite that centralizes integrity data for predictive analytics and benchmark analysis. With a long-standing track record of innovation and deep industry expertise, MISTRAS Group helps clients reduce risk, extend asset life, and optimize operational performance.  Learn more at www.mistrasgroup.com

About H.I.G. Capital
H.I.G. is a leading global alternative investment firm with $75 billion of capital under management.* Based in Miami, and with offices in Atlanta, Boston, Chicago, Los Angeles, New York, San Francisco, and Stamford in the United States, as well as international affiliate offices in Hamburg, London, Luxembourg, Madrid, Milan, Paris, Bogotá, Rio de Janeiro, Dubai, and Hong Kong, H.I.G. specializes in providing both debt and equity capital to middle market companies, utilizing a flexible and operationally focused/value-added approach. Since its founding in 1993, H.I.G. has invested in and managed more than 400 companies worldwide. The Firm’s current portfolio includes more than 100 companies with combined sales in excess of $53 billion. For more information, please refer to the H.I.G. website at hig.com.
* Based on total capital raised by H.I.G. Capital and its affiliates.

Additional Information Regarding the Proposed Transaction and Where to Find It

In connection with the proposed transaction between the Company and H.I.G., the Company will file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A relating to a special meeting of its stockholders, which will be announced as promptly as practicable to seek Company stockholder approval in connection with the proposed transaction. Additionally, the Company expects to file a definitive proxy statement on Schedule 14A and other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement. Investors and securityholders will be able to obtain free copies of the proxy statement (when available) and other documents filed or that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or on the Company’s investor relations website (http://www.investors.mistrasgroup.com). In addition, the proxy statement and other documents filed or that will be filed by the Company with the SEC may be obtained from the Company free of charge by requesting them from Investor Relations by email at investors@mistrasgroup.com, or by telephone at 1 (833) MISTRAS.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about the Company and its directors and executive officers can be found in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 11, 2026, (ii) the Company’s proxy statement for its 2026 Annual Shareholders Meeting, which was filed with the SEC on April 7, 2026, and (iii) the Company’s other filings with the SEC, including any statements of beneficial ownership on Form 3, Form 4 or Form 5. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at http://www.sec.gov, the SEC’s website, or on the Company’s investor relations website (http://www.investors.mistrasgroup.com).  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company expects to file in connection with the proposed transaction and other relevant materials the Company may file with the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking and Cautionary Statements

Certain statements contained in this press release, including statements regarding the proposed transaction, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally use words such as "future," "possible," "potential," "targeted," "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict," "project," "will," "may," "should," "could," "would" and other similar words and phrases. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such statements are not guarantees of future events or results and may not accurately indicate the timing of, or the date by which, such events or results will be consummated or achieved, if at all.  These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. Such risks, uncertainties and contingencies include, among others: uncertainties as to the timing of the proposed transaction; uncertainties as to how many of the Company’s stockholders will vote in favor of the proposed transaction including the possibility that the Company’s stockholders may not approve the proposed transaction; the possibility that competing offers will be made, whether through the “go-shop” process or otherwise; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other closing conditions of the proposed transaction on a timely basis or at all; the risk that, prior to the completion of the proposed transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the proposed transaction on the market price of the Company’s common stock and/or on the Company’s business, financial condition, results of operations and financial performance; the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with the SEC and other written statements made by the Company from time to time. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

MISTRAS Media Contact:

Theresa Feraren
Senior Vice President & Chief Marketing Officer
MISTRAS Group, Inc.
marcom@mistrasgroup.com
Aaron Palash / Tim Lynch
Joele Frank, Wilkinson Brimmer Katcher
+1 (212) 355-4449

MISTRAS Investors Contact:

Edward J. Prajzner
Senior Executive Vice President & Chief Financial Officer
+1 (833) MISTRAS | investors@mistrasgroup.com

H.I.G. Contact:

Media Relations
media@hig.com